Exhibit 10.15
CONFIDENTIAL TREATMENT REQUESTED
Option Agreement
     This Option Agreement (the “AGREEMENT”) is made and entered into by and between EMORY UNIVERSITY, a nonprofit Georgia corporation with offices located at 1784 North Decatur Road, Suite 130, Atlanta, Georgia 30322 (hereinafter referred to as “EMORY”) and Alimera Sciences, Inc., a Delaware corporation having a principal place of business located at 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30024 (hereinafter referred to as “COMPANY”).
     WHEREAS, EMORY is the assignee of all right, title, and interest in inventions developed by employees of EMORY and is responsible for the protection and commercial development of such inventions; and
     WHEREAS, EMORY has developed certain inventions related to fulvene and fulvalene compounds and their methods of use as provided in the LICENSED PATENTS and LICENSED TECHNOLOGY (as defined below); and
     WHEREAS, EMORY desires to have LICENSED PATENTS and LICENSED TECHNOLOGY developed and used for the benefit of COMPANY, EMORY, INVENTOR (as defined below) and the public; and
     WHEREAS, COMPANY wishes to obtain EMORY’s proprietary small molecule compounds for COMPANY’s internal research and evaluation; and
     WHEREAS, COMPANY wishes to obtain an option to negotiate and acquire a license and option from EMORY to practice LICENSED PATENTS and LICENSED TECHNOLOGY and sell and distribute products derived therefrom.
     NOW THEREFORE, in consideration of the mutual covenants and premises herein contained, the parties agree as follows:
Article 1. EFFECTIVE DATE AND OPTION PERIOD
     1.1 This AGREEMENT is effective as of the 31st day of August, 2007 (the “EFFECTIVE DATE”) for a period of [*] (the “OPTION PERIOD”).

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Article 2. DEFINITIONS
     2.1 FIELD OF USE shall mean therapeutic and prophylactic uses for the treatment of diseases and disorders of the eye in humans.
     2.2 LICENSED PRODUCT means any process, service or product, within the FIELD OF USE, the manufacture, use, or sale of which is covered by a VALID CLAIM or incorporates or uses any LICENSED TECHNOLOGY.
     2.3 LICENSED PATENTS shall mean EMORY’s rights to the information or discoveries covered by the patents and patent applications identified in APPENDIX A, together with any and all substitutions, extensions, divisionals, continuations, continuations-in-part (to the extent that the claimed subject matter of such continuations-in-part are disclosed and enabled in the parent LICENSED PATENTS patent application and are not, as of the Effective Date, obligated to a third party), foreign counterparts of such patent applications and patents which issue thereon any where in the world, including reexamined and reissued patents (and their relevant international equivalents).
     2.4 LICENSED TECHNOLOGY shall mean EMORY’s rights in any INVENTIONS, information, know-how, knowledge, process, procedure, composition, method, formula, protocol, technique, specifications, test results or data known, learned, invented or developed by [*] (“INVENTOR”) as of the EFFECTIVE DATE and during the OPTION PERIOD, which are useful for the manufacture, use, development, testing, marketing, export, import, offer for sale or sale of any LICENSED PRODUCT covered by LICENSED PATENTS.
     2.5 MATERIALS shall mean those samples of compounds supplied by EMORY listed in APPENDIX B.
     2.6 PERMITTED RESEARCH shall mean the research and evaluation activities to be performed by COMPANY described in APPENDIX C.
     2.7 VALID CLAIM shall mean any pending claim in a pending LICENSED PATENT or an issued claim of an unexpired LICENSED PATENT that has not been held invalid or unenforceable by a court or other Governmental Authority of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer. For the purpose of this AGREEMENT, “Governmental Authority” shall mean any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of (i) any

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government of any country, (ii) a federal, state, province, county, city or other political subdivision thereof or (iii) any supranational body.
Article 3. WARRANTIES
     3.1 EMORY hereby represents and warrants that, as of the Effective Date of this AGREEMENT;
          (i) except for the rights of the Government of the United States, as set forth below, it has the full right and power to enter into this AGREEMENT and to grant the exclusive option, rights and licenses set forth in this AGREEMENT; and
          (ii) subject to Section 3.1 (iii) herein, it has received assignment to all of the right, title and interest in the LICENSED PATENTS and will use commercially reasonable efforts to obtain assignment to all of the right, title and interest in the INVENTIONS (as defined below) invented solely by one or more employees of EMORY; and
          (iii) it will use diligent efforts to clarify whether the [*] owns any part of the LICENSED PATENTS or LICENSED TECHNOLOGY in light of [*] joint appointment at the [*]for clinical purposes and, if so, use diligent efforts to obtain all of the [*] right, title and interest in the LICENSED PATENTS and/or LICENSED TECHNOLOGY and/or consolidate all of the [*] right, title and interest in the LICENSED PATENTS and/or LICENSED TECHNOLOGY with EMORY’s rights at no additional cost to COMPANY, and EMORY will promptly provide and fully disclose all results of such diligent efforts to COMPANY; and
          (iv) except for the rights granted to the United States Government pursuant to Section 3.2 below, there are no outstanding options, licenses or agreements relating to LICENSED TECHNOLOGY or LICENSED PATENTS with respect to the FIELD OF USE.
Other than the above warranties, EMORY makes no other warranties concerning its rights covered by this AGREEMENT. EMORY EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY, UTILITY, OR COMMERCIAL APPLICATION OF THE LICENSED PATENTS, MATERIALS, LICENSED TECHNOLOGY OR LICENSED PRODUCTS. EMORY makes no warranty or representation as to the validity or scope of the LICENSED PATENTS or that any LICENSED PRODUCT or MATERIALS will be free from

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infringement of patents of third parties, or that no third parties are in any way infringing LICENSED PATENTS.
     3.2 COMPANY understands that the LICENSED PATENTS, LICENSED TECHNOLOGY and MATERIALS have been developed under a funding agreement with the Government of the United States of America and that the Government has certain rights relative thereto. This AGREEMENT is explicitly made subject to the Government’s rights under such agreement and any applicable law or regulation. To the extent that there is a conflict between any such agreement, applicable law or regulation and this AGREEMENT, the terms of such Government agreement, applicable law or regulation will prevail.
     3.3 The COMPANY understands that a right and license to the LICENSED PATENTS and LICENSED TECHNOLOGY is retained by EMORY, on behalf of itself and EMORY research collaborators, to make, use and transfer LICENSED PRODUCTS and practice LICENSED TECHNOLOGY solely for non-commercial research, educational and non-commercial clinical purposes.
Article 4. OPTION FOR EXCLUSIVE LICENSE AND GRANT OF RIGHTS
     4.1 EMORY hereby grants COMPANY an exclusive option to acquire an exclusive, worldwide license and an exclusive option to acquire an exclusive license to practice the LICENSED PATENTS and LICENSED TECHNOLOGY in the FIELD OF USE under the terms set forth in the Term Sheet attached hereto as APPENDIX D.
     4.2 COMPANY may exercise its option at any time during the OPTION PERIOD by notifying EMORY in writing of its intent to exercise this option. Subject to Section 3.3 and 12.2 herein, EMORY agrees during the OPTION PERIOD, not to assign or transfer the LICENSED PATENTS or LICENSED TECHNOLOGY in the FIELD OF USE or negotiate or enter into any license or other arrangement with any third party concerning the LICENSED PATENTS or LICENSED TECHNOLOGY in the FIELD OF USE.
     4.3 Upon exercise by COMPANY of its option, the parties agree to negotiate in good faith to finalize and execute the license and option agreement. If COMPANY and EMORY cannot reach agreement on the terms of the license and option agreement within [*] after the date COMPANY exercises its option or if COMPANY chooses to not exercise its option during the OPTION PERIOD, EMORY shall be free to license the LICENSED PATENTS and the LICENSED TECHNOLOGY to third parties.
     4.4 The [*] negotiation period described in Section 4.3 may be extended upon the mutual

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agreement of the parties.
     4.5 EMORY hereby grants COMPANY a non-exclusive license to make, have made and use LICENSED PRODUCTS and to practice under the LICENSED PATENTS and LICENSED TECHNOLOGY in the FIELD OF USE solely for internal research and evaluation purposes. Except for the rights granted to COMPANY under this AGREEMENT, the use of LICENSED PRODUCTS, LICENSED PATENTS and LICENSED TECHNOLOGY for any commercial purpose, including but not limited to the sale, manufacture for sale, lease, license, or other transfer for consideration of any LICENSED PRODUCTS to a third party is prohibited under this AGREEMENT.
Article 5. TRANSFER, USE OF AND INTELLECTUAL PROPERTY RIGHTS
IN MATERIALS
     5.1 As soon as possible following the execution of this AGREEMENT, but in no event more than [*] after the EFFECTIVE DATE, EMORY will supply COMPANY with the MATERIALS in the amounts set forth in APPENDIX B.
     5.2 The MATERIALS are the property of EMORY and is to be used by COMPANY solely for internal research and evaluation purposes in accordance with the PERMITTED RESEARCH. No rights are provided to COMPANY to use the MATERIALS or any LICENSED PATENTS for profit-making or commercial provision of a service to a third party in exchange for consideration. Use for any commercial purpose, including but not limited to the sale, manufacture for sale, lease, license, or other transfer for consideration of the MATERIALS to a third party, is prohibited under this Agreement.
     5.3 COMPANY (i) shall maintain control over the MATERIALS at all times; (ii) shall only make the MATERIALS available to its officers, employees, consultants or agents of COMPANY directly involved in the PERMITTED RESEARCH; and (iii) shall not transfer the MATERIALS to any other party.
     5.4 COMPANY shall and require its officers, employees, consultants or agents to use the MATERIALS in compliance with all applicable statutes and regulations, including, for example, those relating to research involving the use of animal subjects or recombinant DNA. The MATERIALS are not to be used in human subjects.
     5.5 COMPANY agrees to not make derivatives of or otherwise modify the MATERIALS during the term of this OPTION PERIOD, other than making salts of the MATERIALS, unless agreed in writing by EMORY, such agreement not to be unreasonably withheld.

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     5.6 COMPANY shall provide a summary of the results of the PERMITTED RESEARCH to EMORY within [*] after completion of all of the activities related to the PERMITTED RESEARCH but no later than [*] after the expiration of the OPTION PERIOD. EMORY may use such summary for its internal, non-commercial research and educational use only.
     5.7 COMPANY agrees that it will not disclose to any third party the results from the PERMITTED RESEARCH without the express written permission of EMORY, provided that it may disclose such results, without the express written permission of EMORY, to third parties who have a need to know and who are bound by confidentiality obligations at least as protective as those herein. Notwithstanding the foregoing, subject to this Section 5.7, COMPANY (or its consultants) may publish the results from the PERMITTED RESEARCH. COMPANY (or its consultants) agrees to provide any proposed presentation or other publication relating to the results from the PERMITTED RESEARCH to EMORY at least [*] prior to any submission for publication. EMORY shall have [*] to review said materials and may object to such presentation and/or publication or any portion thereof on the basis that (i) it discloses unprotected patentable subject matter for which EMORY wishes a patent application to be filed or (ii) it discloses EMORY CONFIDENTIAL INFORMATION (as defined below). In the event that EMORY desires that a patent application be filed on patentable subject matter disclosed in the material, COMPANY agrees to delay publication and disclosure of such subject matter for a period of up to [*] days from the date of receipt of a notice to such effect from EMORY, provided such notice is received within the original [*]day review period. Further, if EMORY believes that such material contains EMORY CONFIDENTIAL INFORMATION, COMPANY agrees to remove such CONFIDENTIAL INFORMATION from the material prior to publication. INVENTOR shall be cited as the source of the MATERIALS in any of COMPANY’s reports, presentations, abstracts and publications pertaining to the PERMITTED RESEARCH.
     5.8 If COMPANY’s use of the MATERIALS for the PERMITTED RESEARCH during the OPTION PERIOD results in an invention or discovery, including, without limitation, compositions or formulations comprising MATERIAL (hereinafter referred to as an “INVENTION”), COMPANY will promptly disclose in confidence such INVENTION to EMORY. Any INVENTION invented solely by one or more employees or consultants of COMPANY shall be solely owned by COMPANY. Any INVENTION invented solely by one or more employees of EMORY shall be solely owned by EMORY. EMORY will promptly disclose in confidence such INVENTIONS to COMPANY. Any INVENTION invented jointly by employees of both COMPANY and EMORY shall be jointly owned by COMPANY

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and EMORY. Inventorship of INVENTIONS will be determined according to applicable United States patent laws. The party that solely owns an INVENTION shall take the lead in and shall control the filing, prosecution and maintenance of patent applications covering said INVENTION, in its sole discretion. Unless otherwise agreed to by the parties, EMORY and COMPANY shall be jointly responsible for the filing, prosecution and maintenance of patent applications covering any jointly owned INVENTIONS.
     5.9 Notwithstanding anything to the contrary contained herein, EMORY shall solely own all INVENTIONS that result from the use of the MATERIALS by COMPANY for purposes other than for the PERMITTED RESEARCH and COMPANY hereby agrees to execute any documents as reasonably requested by EMORY to perfect EMORY’s ownership rights in such INVENTIONS.
     5.10 The MATERIALS and any LICENSED PRODUCTS are not to be used by COMPANY, or any other person obtaining the MATERIALS or LICENSED PRODUCTS from COMPANY in human subjects.
Article 6. TERMINATION
     6.1 COMPANY may terminate this AGREEMENT by giving [*] written notice to EMORY.
     6.2 EMORY may terminate this AGREEMENT upon [*] written notice to COMPANY if COMPANY breaches or defaults any of its obligations under this AGREEMENT, including its payment obligations under Article 7 herein, unless, before the end of the [*] period, COMPANY has cured the breach or default and so notifies EMORY in writing, stating the manner of the cure.
     6.3 Upon the earlier of (i) the termination of this agreement pursuant to this Article 6; or (ii) the expiration of the OPTION PERIOD and any subsequent negotiation period, COMPANY, upon EMORY’s written request, shall return to EMORY or destroy any remaining MATERIALS.
Article 7. PAYMENT
7.1 In consideration for [*] within [*] after the EFFECTIVE DATE.
     7.2 [*] shall reimburse [*] for all external out-of-pocket fees, costs, and expenses incurred by [*] during the OPTION PERIOD and any subsequent negotiation period described in Section 4.3 in filing, prosecuting, and maintaining the LICENSED PATENTS. [*]shall deliver such reimbursement to [*] within [*] after [*], from time to time, notifies [*]of the amount of such fees, costs, and expenses which

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have been paid or incurred by [*] and provide copies of invoices with backup support for such fees, costs, and expenses.
     7.3 All payments under this AGREEMENT are to be paid in U.S. dollars, checks payable to the order of Emory University and mailed to the address in Section 12.7.
Article 8. CONFIDENTIAL INFORMATION
     8.1 As soon as possible following the execution of this AGREEMENT, EMORY, through INVENTOR, will disclose to COMPANY all relevant information and data relating to LICENSED PATENTS and LICENSED TECHNOLOGY to enable COMPANY to evaluate the potential commercial significance of the LICENSED PATENTS and LICENSED TECHNOLOGY.
     8.2 In addition to the initial disclosure described in Section 8.1, the parties may disclose other information and data related to the LICENSED PATENTS and LICENSED TECHNOLOGY to each other, from time to time, in connection with work contemplated under this AGREEMENT, including without limitation INVENTIONS. All such information whether disclosed initially or during the OPTION PERIOD will be referred to as “CONFIDENTIAL INFORMATION.” Each party will (i) use the other party’s CONFIDENTIAL INFORMATION only as allowed under this AGREEMENT, including without limitation, in the case of COMPANY, to conduct the PERMITTED RESEARCH and to consider whether to exercise its option and (ii) use reasonable efforts to prevent the disclosure of any of the other party’s CONFIDENTIAL INFORMATION to third parties for a period of [*] after the termination of this AGREEMENT, provided that COMPANY may disclose EMORY’s CONFIDENTIAL INFORMATION to its directors, officers, employees, advisors, consultants and agents who have a need to know and who are bound by confidentiality obligations substantially similar to those provided herein and provided further that the recipient party’s obligation will not apply to information that:
     8.2.1. is not disclosed in writing or reduced to writing and so marked with an appropriate confidentiality legend within [*] after disclosure and is not of such a nature that a reasonable person would understand such information to be confidential;
     8.2.2. is already rightfully in the recipient party’s possession without restriction at the time of disclosure thereof and not obtained directly or indirectly from the other, as proven by the receiving party’s written records;
     8.2.3. is or later becomes published through no fault of the recipient party;

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     8.2.4. is lawfully acquired without restriction from a third party having no obligations of confidentiality to the disclosing party;
     8.2.5. is independently developed by the recipient party without reference to the disclosing party’s CONFIDENTIAL INFORMATION; or
     8.2.6 is permitted to be disclosed through the written approval of the disclosing party.
The recipient party may disclose the disclosing party’s CONFIDENTIAL INFORMATION if required by law or regulation to be disclosed, provided that the party required to make disclosure will promptly notify the other in writing to allow that party to assert whatever exclusions or exemptions may be available to it under such law or regulation.
Article 9. PATENT PROSECUTION
     9.1 The prosecution and maintenance of the LICENSED PATENTS shall be the responsibility of [*]. [*] shall provide [*] with copies of all filings and correspondence pertaining to such patent prosecution activities so as to give [*] reasonable opportunities to advise [*] and cooperate with [*] in such prosecution and maintenance. COMPANY shall notify EMORY in writing of the countries in which COMPANY wishes additional patent applications to be filed, including but not limited to national phase filings and registrations in countries from regional filings. EMORY shall, at [*] expense, file such additional patent applications. EMORY may, at [*] expense, file patent applications in those countries in which COMPANY elects not to file applications and such applications shall not be subject to any option granted to COMPANY hereunder. If [*] should fail to timely make reimbursement for patent expenses as required in Article 7.2 of this AGREEMENT, [*], in addition to their other remedies under the AGREEMENT, shall have no further obligation to prosecute or maintain such LICENSED PATENTS for which [*] failed to make timely reimbursement. [*], upon [*] advance written notice to [*], may advise [*] that it no longer wishes to pay expenses for filing, prosecuting or maintaining one or more of the applications or patents in the LICENSED PATENTS. [*] may, at its option, elect to pay such expenses or permit such LICENSED PATENTS to become abandoned or lapsed. If [*] elects to pay such expenses, such patents/patent applications shall not be subject to any option granted to [*] hereunder.
     9.2 Upon the written approval of COMPANY, EMORY can use and include COMPANY’s data and results from the PERMITTED RESEARCH in additional patent applications within the LICENSED PATENTS and/or in the prosecution of the LICENSED PATENTS.

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Article 10. DAMAGES AND INDEMNIFICATION
     10.1 Limitations on Liability.
     10.1.1 EMORY shall not be liable to COMPANY or COMPANY’s affiliates, contractors, agents or consultants for compensatory, special, incidental, indirect, consequential or exemplary damages resulting from the manufacture, testing, design, labeling, or use of a LICENSED PRODUCT or MATERIALS.
     10.1.2 Neither party shall be liable to the other for special, incidental, indirect, consequential or exemplary damages, other than for breaches of confidentiality.

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     10.2 Indemnification. COMPANY shall defend, indemnify, and hold harmless EMORY, including INVENTOR, from and against any and all loss, liability, expense, or damage (including investigative costs, court costs and reasonable attorneys’ fees) EMORY may suffer, pay, or incur as a result of claims, demands or actions brought by third parties against EMORY arising or alleged to arise by reason of, or in connection with, any and all personal injury (including death) and property damage caused or contributed to, in whole or in part, by COMPANY’S or COMPANY’s affiliates, contractors, agents or consultants in [*] or [*], except to the extent such claims, demands or actions arise or result from EMORY’s breach of Section 3.1 or from the gross negligence or willful misconduct of EMORY. COMPANY’S obligations under this Article 10 shall survive the expiration or termination of this Agreement for any reason.
Article 11. ARBITRATION
     11.1 Any dispute related to this AGREEMENT shall be settled by arbitration. Arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association by three arbitrators, one to be appointed by EMORY, one to be appointed by COMPANY, and one to be appointed by the two arbitrators appointed by EMORY and COMPANY. Arbitration shall take place in Atlanta, Georgia, and the decision of the arbitrators shall be enforceable, but not appealable, in any court of competent jurisdiction. The arbitrator shall have no authority to award punitive damages and the parties hereby waive any right thereto. The fees and expenses incurred in connection with such arbitration shall be borne by the party initiating the arbitration proceeding (or equally by both parties if both parties jointly initiate such proceeding) subject to reimbursement by the party which does not prevail in such proceeding promptly upon the termination thereof in the event that the party initiating such proceeding is the prevailing party. Notwithstanding the foregoing, neither party shall be prohibited from seeking preliminary relief (for example, injunctive or other equitable relief) in any court of competent jurisdiction.
Article 12. GENERAL PROVISIONS
     12.1 COMPANY shall obtain the prior written approval of EMORY prior to making use of EMORY’s or the INVENTOR’s name for any commercial purpose, except as required by law. As an exception to the foregoing, both COMPANY and EMORY shall have the right to publicize the existence of this Agreement; however, neither COMPANY nor EMORY shall disclose the terms and conditions of this Agreement without the other party’s consent, except (i) as required by law, (ii) in connection with

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any financing transaction or due diligence inquiry or (iii) as needed in any filings required by the United States Securities and Exchange Commission or other governmental authority or securities exchange.
     12.2 This AGREEMENT may not be assigned by COMPANY without the prior written consent of EMORY, which shall not be unreasonably withheld. However, COMPANY may assign any and all of the rights granted to it pursuant to this AGREEMENT to a successor of all or substantially all of its business to which this AGREEMENT relates without the approval from or prior notice to EMORY. COMPANY shall inform EMORY in writing of any such assignment within [*] after such assignment. This AGREEMENT shall be assignable by EMORY to any other nonprofit corporation which promotes the research purposes of EMORY upon the prior written consent of COMPANY, which shall not be unreasonably withheld. This Agreement will be binding upon, and inure to the benefit of, the successors, representatives and permitted assigns of the parties.
     12.3 This AGREEMENT constitutes the entire and only agreement between the parties relating to an option to acquire a license and all prior negotiations, representations, agreements and understandings are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by written mutual agreement by the parties.
     12.4 The relationship between EMORY and COMPANY is that of independent contractors. EMORY and COMPANY are not joint ventures, partners, principal and agent, master and servant, employer or employee, and have no other relationship other than independent contracting parties. EMORY will have no power to bind or obligate COMPANY in any manner, other than as is expressly set forth in this AGREEMENT. Likewise COMPANY will have no power to bind or obligate EMORY in any manner, other than as is expressly set forth in this AGREEMENT.
     12.5 If any provision of this AGREEMENT is ultimately held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.
     12.6 Any delay in enforcing a party’s right under this AGREEMENT or any waiver as to a particular default or other matter will not constitute a waiver of such party’s rights to the future enforcement of its rights under this AGREEMENT, except only as to an express written and signed waiver to a specific matter for a specific period of time.
     12.7 Any notice required by this AGREEMENT will be given by personal delivery (including delivery by reputable messenger services such as United Parcel Services or Federal Express) or by prepaid, first class, certified mail, return receipt requested, addressed in the case of EMORY to:

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Emory University
[*]
1599 Clifton Road, NE
4th Floor, Mailstop 1599-001-1AZ
Atlanta, Georgia 30322
[*]

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or in the case of COMPANY to:
Alimera Sciences, Inc.
[*]
6120 Windward Parkway, Suite 290
Alpharetta, GA 30005
[*]
or at such other addresses as may be given from time to time in accordance with the terms of this notice provision.
     12.8 This AGREEMENT will be governed by, construed, and enforced in accordance with the laws of the State of Georgia.
     12.9 Articles 3, 5.7, 5.8, 7, 8, 10, 11 and 12 shall survive expiration or termination of this AGREEMENT for any reason.
     12.10 This Agreement may be executed by facsimile and in counterparts, each of which is deemed an original, but all of which together shall constitute one and the same instrument

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     IN WITNESS WHEREOF, EMORY and COMPANY have caused this Agreement to be signed by their duly authorized representatives as of the day and year indicated below.

EMORY UNIVERSITY		COMPANY

By:	/s/ [*]	By:	/s/ [*]

Name:	[*]	Name:	[*]
Title:	[*]	Title:	[*]

Date:	Feb 1, 2008	Date:	Feb 1, 2008

COMPANY		COMPANY

By:	/s/ [*]	By:	/s/ [*]

Name:	[*]	Name:	[*]
Title:	[*]	Title:	[*]

Date:	Feb 1, 2008	Date:	Feb 1, 2008

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READ AND ACKNOWLEDGED

By:	/s/ [*]

Name:	[*]

Date:	Feb 1, 2008

OPT.07.007

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APPENDIX A

LICENSED PATENTS
Emory File No. 07027
[*]

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APPENDIX B

MATERIALS TO BE TRNSFERRED
[*]

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APPENDIX C

COMPANY’S PERMITTED RESEARCH
[*]

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APPENDIX D

LICENSE AND OPTION AGREEMENT TERM SHEET
[*]

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